EXHIBIT 23.1
                                                                    ------------

                       IMMUCELL CORPORATION AND SUBSIDIARY
                      Consent of PricewaterhouseCoopers LLP






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement of ImmuCell Corporation on Form S-8 of our report dated March 28, 2001 on our audits of the consolidated financial statements of ImmuCell Corporation and Subsidiary as of December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000, which report is included in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP
-------------------------------------------
Portland, Maine
March 29, 2001